UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2006

Weida Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-10366	22-2582847
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 W. Lakeside Ave, Suite 203

Cleveland, Ohio 44113

(Address of Principal Executive Offices)

(216) 479-0800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

457167v1

Section 5

Corporate Governance and Management

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 15, 2006, Chris Lennon resigned as our Chief Executive Officer, our President and a member of our board of directors.

Section 8

Other Events

Item 8.01

Other Events.

We  will delay until at least March 15, 2006, filing for bankruptcy under Chapter 7 of United States Bankruptcy Code. During that time Bainian Shuren Group, a Chinese distance education company, will determine whether it desires to move forward with a possible transaction in which Bainian, or one of its affiliates, would participate in providing us with debtor-in-possession financing to enable us to seek reorganization under Chapter 11 of the United States Bankruptcy Code. We and Bainian have executed a non-binding memorandum of understanding that will be superseded by definitive agreements if the parties agree to move forward with the DIP financing transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEIDA COMMUNICATIONS, INC. (Registrant)

By:	/s/ Richard Szekelyi
Richard Szekelyi
Chief Financial Officer

Dated: February 17, 2006

457167v1